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                                                                    EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350



In connection with the accompanying quarterly report on Form 10-Q of Gray Television, Inc. (the "Company") for the quarterly period ended June 30, 2002 (the "Periodic Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to Title 18, Section 1350 United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of their individual knowledge and belief, that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 9, 2002



/s/ J. Mack Robinson
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J. Mack Robinson,
President and Chief Executive Officer



/s/ James C. Ryan
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James C. Ryan,
Vice President and Chief Financial Officer


The foregoing certification is made solely for purposes of Title 18, Chapter 63,
Section 1350 of the United States Code and is not being filed as part of the Periodic Report or as a separate disclosure document.